                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ________________


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 10, 1996


                           HARKEN ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)



           DELAWARE                     0-9207                  95-2841597
(State or other jurisdiction       (Commission File            (IRS Employer
      of incorporation)                 Number)             Identification No.)


        5605 N. MACARTHUR BLVD, SUITE 400                 75038
               IRVING, TEXAS 75038                      (ZIP Code)
     (Address of principal executive offices)


       Registrant's telephone number, including area code: (214) 753-6900

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On July 10, 1996, Harken Energy Corporation (the "Company") entered into a Purchase and Sale Agreement (the "Purchase and Sale Agreement") with Harken Exploration Company, a wholly owned subsidiary of the Company ("Harken Exploration"), and EnerVest Acquisition II - Limited Partnership ("EnerVest"). Pursuant to the Purchase and Sale Agreement, Harken Exploration acquired all of EnerVest's working interests in certain producing oil and gas leases located in Arkansas and New Mexico and property and equipment related thereto (the "Properties"), for a preliminary purchase price of $15,200,000 and the assumption of certain operational liabilities. The preliminary purchase price consisted of 1,550,000 shares of common stock, $.01 par value per share (the "Common Stock") of the Company (the "Tranche A Shares") to be issued within 30 days after closing, $5,000,000 in cash payable at closing, and an additional number of shares of Common Stock to be issued in the future as described below. The Company also issued to EnerVest warrants to purchase for a period of three
(3) years from closing 300,000 shares of Common Stock at an exercise price of $2.75 per share.

         Pursuant to the Purchase and Sale Agreement, upon the expiration of 180 days from the date a registration statement is declared effective by the Securities and Exchange Commission relating to the resale of the Tranche A Shares, the Company is required to issue an additional 1,159,091 shares of Common Stock (the "Tranche B Shares") to EnerVest; provided, however, that if the sum of (i) the actual gross proceeds realized by EnerVest from the sale of the Tranche A Shares and (ii) the then market value of Tranche A Shares still held by EnerVest (together, the "Tranche A Realized Proceeds") is less than $4,262,500, the Company is required to issue such number of shares of Common Stock (the "Deficiency Shares"), in addition to the Tranche B Shares, having a market value at the time of issuance equal to the difference between $4,262,500 and the Tranche A Realized Proceeds. In addition, at the time the Company is to issue the Tranche B Shares, it will calculate the aggregate value of all adjustments that are either identified and agreed to under the Purchase and Sale Agreement or identified but still contingent under the Purchase and Sale Agreement. These adjustments will include matters such as title defects, identification of unplugged uneconomic wells, environmental matters and gas imbalances. The aggregate value of all such adjustments that have been identified and agreed to will be offset against the Tranche B Shares prior to issuance. The aggregate value, up to $500,000, of all such adjustments that have been identified but are still contingent will be evidenced by a portion of the Tranche B Shares which the Company will hold back from issuance until such contingent matters are resolved. EnerVest will also put $1,000,000 cash into an escrow account which may be offset or drawn against by the Company to satisfy other defects identified by the Company under the Purchase and Sale Agreement. Upon the expiration of 180 days from the date a registration statement is declared effective by the Securities and Exchange Commission relating to the resale of the Tranche B Shares and the Deficiency Shares, the Company may be required to issue an additional number of shares of Common Stock (the "Tranche C Shares") if the sum of (i) the actual proceeds realized by EnerVest from the sale of all of the shares of Common Stock sold by EnerVest up to such time and (ii) the then market value of any shares of Common Stock still held by EnerVest (together, the "Total Realized Proceeds") is less than $10,200,000 as adjusted for the defects and adjustments raised by the Company. In such event, the Company shall be required to issue the number of Tranche C Shares having a market value at the time of issuance equal to the difference between $10,200,000 and the Total Realized Proceeds.

         The Purchase Shares issued to EnerVest have not been registered under the Securities Act of 1933 (the "Securities Act"), and were issued in reliance upon exemptions from registration available under the Securities Act. Such shares are "restricted securities" within the meaning of Rule 144 promulgated by the Commission under the Securities Act and may not be sold, transferred, or otherwise disposed of unless they are registered or sold, transferred, or otherwise disposed of pursuant to an exemption from registration.

         Pursuant to the terms of a Registration Rights Agreement between the Company and EnerVest executed concurrently with the Purchase and Sale Agreement, the Company has agreed to file a "shelf" registration statement (the "First Registration Statement") pursuant to Rule 415 under the Securities Act covering the sale by EnerVest of the Tranche A Shares no later than October 9, 1996, and to use diligent efforts to maintain the effectiveness of the First Registration Statement for the shorter of (i) 180 days from the date of effectiveness of the First Registration Statement, or (ii) the date on which all of the Tranche A Shares have been sold by EnerVest. Harken has agreed to file a second "shelf" registration statement (the "Second Registration Statement") pursuant to Rule 415 under the Securities Act on or before the expiration of 90 days following the issuance of the Tranche B Shares, covering all of the shares of Common Stock held by EnerVest at such time, and to use diligent efforts to maintain the effectiveness of the Second Registration Statement for the shorter of (i) 180 days from the date of effectiveness of the Second Registration Statement, or (ii) the date on which all of the shares of Common Stock covered by the Second Registration Statement have been sold by EnerVest. Harken has granted EnerVest the right to exercise one demand at any time to require registration of the Tranche C Shares, if any, that may be issued. Harken also has the election to require EnerVest to include these Tranche C Shares in a registration statement filed by the Company.

         Each of the Purchase and Sale Agreement and the Registration Rights Agreement, attached hereto as Exhibits 2.1 and 99.1 respectively, is incorporated herein by reference.

ITEM 5.  OTHER EVENTS

         The Company entered into an Exchange Agreement (the "Exchange Agreement") with Harken Exploration and Momentum Operating Co., Inc. ("Momentum") on July 11, 1996. Pursuant to the Exchange Agreement, the Company agreed to issue within 15 business days 5,150,000 shares of Common Stock to Momentum as full payment for all amounts due under a promissory note of Harken Exploration in the original principal amount of $13 million (the "Note"), and Harken Exploration agreed that, in the event that Momentum realizes less that $8,000,000 of gross proceed from the sale of the Common Stock, Harken Exploration will pay to Momentum the difference between $8,000,000 and such realized proceeds. The Note was originally issued on December 20, 1995, pursuant to a Purchase and Sale Agreement between the Company, Harken Exploration and Momentum and upon the consummation of the acquisition of certain oil and gas properties by Harken Exploration from Momentum. The original terms of the

Note provided that it was convertible into shares of Common Stock at the option of Harken Exploration and the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of businesses acquired.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Harken Energy Corporation:

We have audited the accompanying statements of revenues and direct operating expenses of the EnerVest Properties for the fiscal years ended May 31, 1996, and 1995. These statements of revenues and direct operating expenses are the responsibility of Harken Energy Corporation's management. Our responsibility is to express an opinion on these statements of revenues and direct operating expenses based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of revenues and direct operating expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of revenues and direct operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements of revenues and direct operating expenses. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the statements of revenues and direct operating expenses referred to above present fairly, in all material respects, the revenues and direct operating expenses of the EnerVest Properties for the fiscal years ended May 31, 1996 and 1995, in conformity with generally accepted accounting principles.




                                      ARTHUR ANDERSEN LLP



Dallas, Texas,
July 10, 1996

                              ENERVEST PROPERTIES


              Statements of Revenues and Direct Operating Expenses

                For the Fiscal Years ended May 31, 1996 and 1995
                           (In thousands of dollars)


                                                                                        Fiscal Years Ended
                                                                                              May 31,
                                                                                     -----------------------
                                                                                       1996           1995
                                                                                     --------       --------
REVENUES:
   Oil                                                                               $  3,658       $  2,942
   Gas                                                                                    744            540
                                                                                     --------       --------

                 Total revenues                                                         4,402          3,482

DIRECT OPERATING EXPENSES:
   Production and other expenses                                                        1,178          1,332
   Production taxes                                                                       262            203
                                                                                     --------       --------

                 Total direct operating expenses                                        1,440          1,535

EXCESS OF REVENUES OVER DIRECT OPERATING EXPENSES                                    $  2,962       $  1,947
                                                                                     ========       ========




       See notes to statements of revenues and direct operating expenses.

                              ENERVEST PROPERTIES

         Notes to Statements of Revenues and Direct Operating Expenses

                    Fiscal Years ended May 31, 1996 and 1995

1.  BASIS OF PRESENTATION:

On July 10, 1996, Harken Energy Corporation (the "Company") and Harken Exploration Company, a wholly owned subsidiary of the Company, entered into an agreement, effective June 1, 1996, with EnerVest Acquisition II - Limited Partnership ("EnerVest"), to acquire certain oil and gas producing properties ("EnerVest Properties") in exchange for total consideration valued at $15,200,000, comprised of at least 2,709,091 shares of the Company's restricted common stock, $5,000,000 cash consideration, and stock warrants entitling the holder to purchase 300,000 shares of the Company's common stock for $2.75 per share. The restricted shares of Harken common stock will be initially issued in two tranches, Tranche A and Tranche B. The Tranche A issuance will consist of 1,550,000 shares and will be issued within 30 days after closing and the Tranche B issuance will consist of at least 1,159,091 shares and will be issued 180 days from the date a registration statement is declared effective by the Securities and Exchange Commission relating to the resale of the Tranche A Shares. In the event the amount of gross proceeds received by EnerVest from the sale of the 2,709,091 shares of the Company's common stock does not equal or exceed $10,200,000, the Company will issue to EnerVest such additional shares of its common stock (Tranche C shares) as is necessary for EnerVest to realize such amount. The total purchase price was allocated to proved properties. The EnerVest properties consist of interests in approximately 60 operated and nonoperated wells in New Mexico and Arkansas.

The accompanying statements of revenues and direct operating expenses do not include general and administrative expense, interest income or expense, a provision for depreciation, depletion and amortization or any provision for income taxes because the property interests acquired represent only a portion of a business and the costs incurred by EnerVest are not necessarily indicative of the costs to be incurred by the Company. The accompanying statements of revenue and direct operating expenses are presented for the fiscal years ended May 31, 1996 and 1995.

Historical financial information reflecting financial position, results of operations, and cash flows of EnerVest Properties is not presented because the acquisition cost was assigned to the oil and gas property interests acquired. Accordingly, the historical statements of revenues and direct operating expenses have been presented in lieu of the financial statements required under Rule 3-05 of Securities and Exchange Commission Regulation S-X.

2.  SUPPLEMENTAL OIL AND GAS RESERVE INFORMATION (UNAUDITED):

Estimated Quantities of Proved Oil and Gas Reserves

Reserve information presented below has been estimated by an independent petroleum engineering firm using June 1, 1996 prices and costs. Proved reserves are estimated quantities of crude oil and natural gas which, based on geologic and engineering data, are estimated to be reasonably recoverable in future years from known reservoirs under existing economic and operating conditions. Proved developed reserves are those which are expected to be recovered through existing wells with existing equipment and operating methods. Because of inherent uncertainties and the limited nature of reservoir data, such estimates are subject to change as additional information becomes available.

The proved oil and gas reserves at June 1, 1996 are as follows:

                                                                       Oil (Mbbls)      Gas (Mmcf)
                                                                       -----------      ----------
Proved reserves                                                           2,015            4,490

Proved developed reserves                                                 1,261            3,280


Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Oil and Gas Reserves

The standardized measure of discounted future net cash flows ("Standardized Measure") is prepared using assumptions required by the Financial Accounting Standards Board. Such assumptions include the use of period-end prices for oil and gas and period-end costs for estimated future development and production expenditures to produce period-end estimated proved reserves. Discounted future net cash flows are calculated using a 10% discount rate.

The Standardized Measure does not represent the Company's estimate of future net cash flows or the value of proved oil and gas reserves. Furthermore, period-end prices, used to determine the Standardized Measure, are influenced by seasonal demand and other factors and may not be the most representative in estimating future revenues or reserve data.

The Standardized Measure at June 1, 1996, is as follows (in thousands):

         Future cash inflows                                                   $ 44,902
         Future costs-
             Production                                                         (14,223)
             Development                                                         (3,443)
                                                                               --------

         Future net cash flows                                                   27,236
         10% annual discount                                                    (11,300)
                                                                               --------

         Discounted net cash flows                                             $ 15,936
                                                                               ========

ITEM 7.(B.)       PRO FORMA FINANCIAL INFORMATION


The following unaudited pro forma combined condensed financial statements give effect to the July 10, 1996 acquisition by Harken Exploration Company, a wholly owned subsidiary of Harken Energy Corporation ("Harken"), of certain oil and gas producing properties ("EnerVest Properties") in exchange for, among other consideration, $5,000,000 cash consideration payable at closing, and a future value of no less than $10,200,000, plus or minus any adjustment, in proceeds received by the seller from the sale of Harken common stock issuable by Harken subsequent to closing. Restricted shares of Harken common stock will be issued to the seller in at least two tranches; Tranche A shares will be comprised of 1,550,000 shares. Tranche B shares will be comprised of at least 1,159,091 shares, plus or minus any adjustment, to be issued 180 days from the date a registration statement is declared effective by the Securities and Exchange Commission relating to the resale of the Tranche A Shares, in addition to any additional shares necessary for the seller to realize total proceeds from the sale of Tranche A shares of $4,262,500. If, as of 180 days from the date a registration statement is declared effective by the Securities and Exchange Commission relating to the resale of the Tranche B shares, the seller has not realized total proceeds from the sale of Tranche A and Tranche B shares of $10,200,000, Harken will issue Tranche C shares sufficient to equal such amount based on the average closing market price of Harken common stock for the 30 day period prior to the expiration of the registration of the Tranche B shares.

In addition, the 1995 unaudited pro forma combined condensed statement of operations also reflects the December 15, 1995 acquisition of certain oil and gas properties ("Panhandle Properties"), the October 5, 1995 acquisition of certain oil and gas properties ("Yellowhouse Properties"), as well as the May 12, 1995 issuance of European 8% Senior Convertible Notes in the amount of $15,000,000, and the May 22, 1995 merger with Search Exploration, Inc. ("Search"). The following unaudited pro forma combined condensed financial statements do not give effect to the recent (July 1996) early payoff of certain long-term obligations recorded in the acquisition of the Panhandle Properties using shares of Harken common stock.

The pro forma combined condensed balance sheet gives effect to the acquisition of the EnerVest Properties as if it had been consummated March 31, 1996. The pro forma combined condensed statements of operations for the year ended December 31, 1995 and for the three months ended March 31, 1996, give effect to all transactions as if all had been consummated at the beginning of each period.

The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the financial position or operating results that would have occurred had the transactions been consummated at the dates indicated, nor are they indicative of future financial position or operating results.

                           HARKEN ENERGY CORPORATION
              Pro Forma Combined Condensed Statement of Operations
                      for the Year Ended December 31, 1995
                                  (unaudited)
                           (in thousands of dollars)

                                                                   Period from January 1, 1995 to
                                                                     Closing Date of Acquisition
                                                            --------------------------------------------
                                                                             Yellowhouse      Panhandle
                                                  Harken        Search        Properties      Properties
                                                  Actual        Actual          Actual          Actual
                                               ---------------------------------------------------------
Oil and gas revenue                            $    5,960      $   188        $   1,510       $   1,251
Other revenues                                      1,511           -               -               -
                                               --------------------------------------------------------
                Total revenues                      7,471          188            1,510           1,251

Oil and gas operating expenses                      2,135           79              665             242
General and administrative expenses, net            3,376          236              123             -

Depreciation and amortization                       2,251           18              -               -
Provision for asset impairments                       457           -               -               -
Interest expense and other, net                       877           19              -               -
                                               --------------------------------------------------------

                Total expenses                      9,096          352              788             242

Income tax expense (benefit)                          -             -               -               -
                                               --------------------------------------------------------
Income (loss) from continuing operations       $   (1,625)     $  (164)       $     722       $   1,009
                                               ========================================================

Net loss per share from continuing                  (0.02)
operations attributable to common stock

Weighted Average Shares Outstanding            65,041,063

                                                      EnerVest
                                                     Properties      Pro Forma
                                                       Actual       Adjustments         Pro Forma
                                                     --------------------------         ---------
Oil and gas revenue                                  $  4,172                          $   13,081
Other revenues                                            -              (117)  (2)         1,144
                                                                         (250)  (6)
                                                     ------------------------          ----------
                Total revenues                          4,172            (367)             14,225

Oil and gas operating expenses                          1,410              48   (5)         4,579
General and administrative expenses, net                  -               108   (5)         3,967
                                                                          124   (7)
Depreciation and amortization                             -             2,486   (3)         4,755
Provision for asset impairments                           -                                   457
Interest expense and other, net                           -               616   (1)         2,352
                                                                          840   (4)
                                                     ------------------------          ----------
                Total expenses                          1,410           4,222              16,110

Income tax expense (benefit)                              -               -                   -
                                                     ------------------------          ----------
Income (loss) from continuing operations             $  2,762       $  (4,589)         $   (1,885)
                                                     ========================          ==========
Net loss per share from continuing                                                          (0.03)
operations attributable to common stock

Weighted Average Shares Outstanding                                                    74,456,504


PRO FORMA ADJUSTMENTS - PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS -

(1) Pro forma entry to reflect interest and amortization expense incurred on the European 8% Senior Convertible Notes Payable.
(2) Pro forma entry to reflect the reduction in interest income earned due to the $2,500,000 cash consideration paid in connection with the acquisition of the Panhandle Properties.
(3) Pro forma entry to adjust actual depreciation and depletion expense on oil and gas properties for the acquired interests to the depreciation and depletion expense calculated on a consolidated basis.
(4) Pro forma entry to reflect the accretion of interest expense related to the discounted fair value of the note payable issued by Harken as part of the acquisition of the Panhandle Properties.
(5) Pro forma entry to record additional operating and general and administrative expenses expected to be incurred by Harken related to the Panhandle Properties. The additional oil and gas operating expenses consist of $4,000 per month in pumper and related expenses that have been incurred in connection with operating the Panhandle Properties. The additional general and administrative expenses consist of $24,000 for the annual cost of a new field office in the panhandle region and $84,000 related to newly hired operating and administrative employees to serve the Panhandle Properties.
(6) Pro forma entry to reflect the reduction in interest income earned due to the $5,000,000 cash consideration paid in connection with the acquisition of the EnerVest Properties.
(7) Pro forma entry to record additional general and administrative expenses expected to be incurred by Harken related to the EnerVest Properties. The additional general and administrative expenses consist of $10,000 per month, net of overhead reimbursements, for additional necessary operating and administrative employees to serve the EnerVest Properties.

                           HARKEN ENERGY CORPORATION
              Pro Forma Combined Condensed Statement of Operations
                      for the Quarter Ended March 31, 1996
                                  (unaudited)
                           (in thousands of dollars)



                                                                EnerVest
                                                Harken         Properties      Pro Forma
                                                Actual           Actual       Adjustments         Pro Forma
                                              -------------------------------------------        -----------
 Oil and gas revenue                          $    1,997         $ 1,043                             $3,040
 Other revenues                                      344            -               (62) (6)            282
                                              -----------------------------------------          ----------
               Total Revenues                      2,341           1,043            (62)              3,322

 Oil and gas operating expenses                      760             318                              1,078
 General and administrative expenses, net            817            -                31  (7)            848
 Depreciation and amortization                       627            -               407  (3)          1,034
 Interest expense and other, net                     433            -                                   433
                                              -----------------------------------------          ----------
               Total Expenses                      2,637             318            438               3,393

 Income tax expense (benefit)                      -                -              -                 -
                                              -----------------------------------------          ----------
 Income (loss) from continuing operations     $     (296)        $   725        $  (500)               $(71)
                                              =========================================          ==========
 New loss per share from continuing
 operations attributable to common stock           (0.00)                                             (0.00)

 Weighted Average Shares Outstanding          75,151,824                                         78,860,915

                           HARKEN ENERGY CORPORATION
                   Pro Forma Combined Condensed Balance Sheet
                                 March 31, 1996
                                  (unaudited)
                           (in thousands of dollars)


                                                                              Pro Forma
                                                                             Adjustments-
                                                               Harken          EnerVest
        ASSETS                                                 Actual         Properties           Pro Forma
                                                             -------------------------           ------------
 Current Assets                                                $ 13,483       $ (5,000)  (1)       $  8,483
 Property and Equipment, net                                     52,237         15,679   (1)         67,916
 Restricted Cash in European Segregated Account                   3,232                               3,232
 Notes Receivable from Related Parties, including interest          232                                 232
 Other Assets, net                                                1,560                               1,560
                                                               -----------------------             --------
        Total assets                                           $ 70,744       $ 10,679             $ 81,423

        LIABILITIES AND STOCKHOLDERS' EQUITY
 Current Liabilities                                             $4,230           $658   (1)         $4,888
 Long-Term Obligations                                           24,020                              24,020
 Stockholders' Equity                                            42,494         10,021   (1)         52,515
                                                               -----------------------             --------
        Total liabilities and stockholders' equity             $ 70,744       $ 10,679             $ 81,423
                                                               =======================             ========


PRO FORMA ADJUSTMENTS - PRO FORMA COMBINED CONDENSED BALANCE SHEET -

(1) Pro forma entry to record, as of March 31, 1996, the acquisition of the EnerVest Properties in exchange for $5,000,000 cash and 1,550,000 shares of Harken common stock, in addition to at least 1,159,091 shares of Harken common stock to be issued no later than one year subsequent to Closing. Harken has valued the shares of Harken common stock to be issued at $10,021,000, the present value of $10,200,000, as Harken has guaranteed such a minimum sales proceeds value to the seller pursuant to the Purchase and Sale Agreement. The purchase price was allocated entirely to the EnerVest Properties proved reserves and includes $658,000 of estimated transaction costs and liabilities received related to the acquired EnerVest Properties.

(c)      Exhibits.

 Exhibit
 Number                                Description
 ------                                -----------
  2.1  --         Agreement of Purchase and Sale dated July 10, 1996, by and between Harken Energy Corporation, Harken Exploration
                  Company and EnerVest Acquisition II - Limited Partnership.

  99.1 -- Registration Rights Agreement, dated as of July 10, 1996, by and among Harken Energy Corporation and EnerVest Acquisition
                  II - Limited Partnership.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       HARKEN ENERGY CORPORATION




Date: July 12, 1996                    By: /s/  Bruce N. Huff
                                          -----------------------------------
                                                Bruce N. Huff,
                                                Senior Vice President and
                                                Chief Financial Officer

                               INDEX TO EXHIBITS


                                                                                            Sequentially
                                                                                              Numbered
     Exhibit No.                              Exhibit                                            Page
 ---------------                   ----------------------------                          -------------------
         2.1          Agreement of Purchase and Sale dated July 10, 1996, by and between Harken Energy Corporation, Harken Exploration Company
                      and EnerVest Acquisition II - Limited Partnership.

        99.1 Registration Rights Agreement, dated as of July 10, 1996, by and among Harken Energy Corporation and EnerVest Acquisition
                      II - Limited Partnership.

